SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 5, 2007

LEVI STRAUSS & CO.
(Exact name of registrant as specified in its charter)

Delaware (State or Other jurisdiction of Incorporation)	002-90139 (Commission File Number)	94-0905160 (I.R.S. Employer Identification No.)
1155 BATTERY STREET
SAN FRANCISCO, CALIFORNIA 94111
(Address of principal executive offices, including zip code)
(415) 501-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01   Changes in Registrant’s Certifying Accountant
     On February 9, 2007, we disclosed in a Form 8-K filing that on February 5, 2007, KPMG LLP would be dismissed as our principal independent accountants effective upon the completion of the audit of our financial statements as of and for the fiscal year ended November 26, 2006 and the issuance of KPMG LLP’s report thereon. On February 13, 2007, KPMG LLP completed their audit of our financial statements as of and for the fiscal year ended November 26, 2006 and issued their report thereon dated February 12, 2007. The following updates the disclosure made in the previous Form 8-K filing.
(a)    Dismissal of previous principal independent accountants:
     On February 5, 2007, KPMG LLP was dismissed as principal independent accountants for Levi Strauss & Co. (the “Company”) effective upon the completion of the audit of the Company’s financial statements as of and for the fiscal year ended November 26, 2006 and the issuance of KPMG LLP’s report thereon. On February 13, 2007, KPMG LLP completed its audit of such financial statements and issued its report thereon and was dismissed as principal independent accountants.
     The decision to change principal independent accountants was approved by the audit committee of our board of directors.
     The audit reports of KPMG LLP on the consolidated financial statements of Levi Strauss & Co. and subsidiaries as of and for the years ended November 26, 2006 and November 27, 2005 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
     During the two fiscal years ended November 26, 2006, and the subsequent interim period through February 13, 2007, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.
     During the two fiscal years ended November 26, 2006, and the subsequent interim period through February 13, 2007, there were no “reportable events” (as defined in Regulation S-K Item 304(a)(1)(v)).
     An updated letter from KPMG LLP is attached as Exhibit 99.1 to this Form 8-K/A.
(b)    Engagement of new principal independent accountants:
     On February 9, 2007, we engaged PricewaterhouseCoopers LLP as our new principal independent accountants. During our 2006 and 2005 fiscal years and the subsequent interim period through February 13, 2007, we did not consult with PricewaterhouseCoopers LLP regarding either:
(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor did PricewaterhouseCoopers LLP provide written or oral advice to us that PricewaterhouseCoopers LLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or
(ii) any matter that was either the subject of a “disagreement” (as defined in Regulation S-K Item 304(a)(1)(iv) and the related instructions), or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

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ITEM 9.01     Financial Statements and Exhibits.
     Exhibits.

99.1	Letter from KPMG LLP dated February 13, 2007.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.
DATE: February 15, 2007	By:	/s/ Heidi L. Manes
		Name:	Heidi L. Manes
		Title:	Vice President, Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	Letter from KPMG LLP dated February 13, 2007.